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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 1998

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-4
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             (Exact name of Registrant as specified in its charter)

Texas                                         0-15381          75-2083046
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(State or other jurisdiction of              (Commission    (I.R.S. Employer
incorporation or organization)                File Number)  Identification No.)

One Seaport Plaza, New York, New York 10292-0128
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500

                                      N/A
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        (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

   On June 4, 1998, The Registrant sold Beltline Central, an undeveloped land parcel located in Addison, Texas, for a gross sales price of $392,168 less costs to sell and pro-rations of $4,689 for net proceeds of $387,479. The third party purchaser of the property was Urban High Yield Warehouse Fund (1997) LLC, a Delaware limited liability company.

   With the sale of Beltline Central, there are no remaining properties owned by the Registrant. The Registrant intends to make a final liquidating distribution, including the net proceeds from the sale, in 1998.

Item 7. Financial Statements and Exhibits.
        (c) Exhibits
            10.01 Sales Contract dated March 25, 1998 by and between the Registrant and Dimex Beltline, LLC, a Texas limited liability company (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997)
            (On May 27, 1998, Dimex Beltline assigned its rights and interest to Urban High Yield Warehouse (1997) LLC).

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-4

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Eugene D. Burak                      Date: June 11, 1998
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     Eugene D. Burak
     Vice President
     Chief Accounting Officer of the Registrant

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